UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2006

Applied Micro Circuits Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-23193	94-2586591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale California 94089

(Address of principal executive offices)

(858) 450-9333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.

Item 7.01	Regulation FD Disclosure.

Applied Micro Circuits Corporation (“AMCC”) provided updated revenue guidance for the quarters ending September 30, 2006 and December 31, 2006. AMCC expects that Quake Technologies, which AMCC acquired on August 25, 2006, will contribute $2.0 million in revenue in AMCC’s second quarter, which ends September 30, 2006, and an estimated $5.3 million in revenue in AMCC’s third quarter, which ends December 31, 2006. AMCC expects that its revenues, including Quake revenues, will grow 8-11% sequentially over the revenues that it reported for the first quarter of fiscal 2007. AMCC expects that its third quarter revenues, including Quake revenues, will increase 6-10% sequentially over second quarter revenues, despite some recent slowness in order activity.

Forward-Looking Statements

This news release contains forward-looking statements, including statements regarding expected revenues and trends in business conditions. Readers are cautioned that these forward-looking statements are predictions based only on current information and expectations that are inherently subject to change, and future events or results may differ materially. Readers are referred to the documents filed by AMCC with the SEC, specifically the most recent annual report on Form 10–K and most recent quarterly reports on Form 10–Q, which identify important risk factors that could cause actual results to differ from those contained in these forward-looking statements. Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: risks associated with the successful integration of Quake Technologies’ business with AMCC’s business; AMCC may not be able to retain key employees of Quake Technologies; anticipated benefits of this acquisition may not be realized; global economic conditions; uncertainties in the geopolitical environment; pricing pressure in the optical networking industry; competition in the networking industry; dependence on the introduction and market acceptance of new product offerings and standards; rapid technological and market change; Internet infrastructure problems and government regulation of the Internet; international operations; litigation involving patents, intellectual property and state and federal securities litigation matters; and possible disruption in commercial activities occasioned by terrorist activity and armed conflict. The information in this release is current as of the date of this release, but may not remain accurate as of any future date. AMCC does not undertake any duty to update the information provided in this release, whether as a result of new information, future events or otherwise, except as otherwise required by law.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: September 18, 2006	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel

3.